UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2005

THE COLONIAL BANCGROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-13508	63-0661573
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Commerce Street

Montgomery, Alabama 36104

(Address of principal executive offices)

(334) 240-5000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

Item 7.01    Regulation FD Disclosure.

Information regarding the registrant’s earnings results for the quarter ended September 30, 2005 is furnished herein pursuant to Item 2.02 of this Current Report on Form 8-K and as Regulation FD Disclosure.

Item 9.01    Financial Statements and Exhibits.

The following exhibits are furnished as Regulation FD Disclosure to this Current Report on Form 8-K:

Exhibit No.	Exhibit

99.1	Press Release Announcing Third Quarter Earnings.

99.2	Presentation materials to be used in connection with Colonial BancGroup’s conference call to be held on October 19, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE COLONIAL BANCGROUP, INC.

By:	/s/ SHEILA MOODY
Sheila Moody Chief Accounting Officer

Date: October 19, 2005